Exhibit 10.4

English Translation

Voting Rights Proxy and Financial Supporting Agreement

This Voting Rights Proxy and Financial Supporting Agreement (the “Agreement”) is made in Fuzhou on February 22, 2019 among the following parties:

Party A/ Entrusting Party:

Wenshan Xie, a Chinese citizen with Identification No.:_______________;

Weng Chuijie, a Chinese citizen with Identification No.: _______________;

Fang Rulin, a Chinese citizen with Identification No.: _______________;

Lin Jie, a Chinese citizen with Identification No.: _______________;

Tang Huizhen, a Chinese citizen with Identification No.: _______________;

Wu Yunxiu, a Chinese citizen with Identification No.: _______________;

Yang Chenan, a Chinese citizen with Identification No.: _______________;

Zhao Juan, a Chinese citizen with Identification No.: _______________;

Zhang Zhengdong, a Chinese citizen with Identification No.: _______________;

Chen Fang, a Chinese citizen with Identification No.: _______________;

Sun Zhijing, a Chinese citizen with Identification No.: _______________;

Liu Hong, a Chinese citizen with Identification No.: _______________;

Huang Juan, a Chinese citizen with Identification No.: _______________;

Wang Zhijun, a Chinese citizen with Identification No.: _______________;

Zhang Zhengping, a Chinese citizen with Identification No.: _______________;

Zhu Rong, a Chinese citizen with Identification No.: _______________;

Xu Fangliang, a Chinese citizen with Identification No.: _______________;

Zheng Yingying, a Chinese citizen with Identification No.: _______________

Xiao Qi, a Chinese citizen with Identification No.: _______________;

Lin Xian, a Chinese citizen with Identification No.: _______________;

Hong Ying, a Chinese citizen with Identification No.: _______________;

Hong Yan, a Chinese citizen with Identification No.: _______________;

Qian Changcan, a Chinese citizen with Identification No.: _______________;

Xie Zhouwei, a Chinese citizen with Identification No.: _______________;

Wu Wenjie, a Chinese citizen with Identification No.: _______________;

Xie Liqing, a Chinese citizen with Identification No.: _______________;

Xie Xiuduan, a Chinese citizen with Identification No.: _______________;

Lv Yunlan, a Chinese citizen with Identification No.: _______________;

Xie Yuchao, a Chinese citizen with Identification No.: _______________;

Qiu Yunbin, a Chinese citizen with Identification No.: _______________;

Chen Ying, a Chinese citizen with Identification No.: _______________;

Zheng Xuehui, a Chinese citizen with Identification No.: _______________;

Xie Xiuli, a Chinese citizen with Identification No.: _______________;

Lin Wen, a Chinese citizen with Identification No.: _______________;

Deng Shaoyi, a Chinese citizen with Identification No.: _______________;

Shi Xiwen, a Chinese citizen with Identification No.: _______________;

Wang Mindong, a Chinese citizen with Identification No.: _______________;

Xie Fuqing, a Chinese citizen with Identification No.: _______________;

Huang Keyun, a Chinese citizen with Identification No.: _______________;

Chen Zhaowei, a Chinese citizen with Identification No.: _______________;

Xie Caihua, a Chinese citizen with Identification No.: _______________;

Pan Hongbin, a Chinese citizen with Identification No.: _______________;

Liao Zhenyu, a Chinese citizen with Identification No.: _______________;

Fu Zhibin, a Chinese citizen with Identification No.: _______________;

Li Zhiyong, a Chinese citizen with Identification No.: _______________;

Tao Rumao, a Chinese citizen with Identification No.: _______________;

Fan Qinglei, a Chinese citizen with Identification No.: _______________;

Xie Qinghua, a Chinese citizen with Identification No.: _______________;

Xie Wensheng, a Chinese citizen with Identification No.: _______________;

Lin Lujin, a Chinese citizen with Identification No.: _______________;

Li Jiang, a Chinese citizen with Identification No.: _______________;

Liu Chunhua, a Chinese citizen with Identification No.: _______________;

Ge Huizhu, a Chinese citizen with Identification No.: _______________;

Xie Wenchao, a Chinese citizen with Identification No.: _______________;

Liu Jiemin, a Chinese citizen with Identification No.: _______________;

Zheng Chengyi, a Chinese citizen with Identification No.: _______________;

Wang Qingshuang, a Chinese citizen with Identification No.: _______________;

Shanghai Fenghui Investment & Management Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its Uniform Social Credit Code No: _______________;

Chen Geng, a Chinese citizen with Identification No.: _______________;

Dong Baoyu, a Chinese citizen with Identification No.: _______________;

Lin Feiyan, a Chinese citizen with Identification No.: _______________;

Huang Yiai, a Chinese citizen with Identification No.: _______________;

Xie Changhua, a Chinese citizen with Identification No.: _______________;

Lin Xiaomei, a Chinese citizen with Identification No.: _______________;

Dong Yuxi, a Chinese citizen with Identification No.: _______________;

Zhang Guobiao, a Chinese citizen with Identification No.: _______________;

He Jianxi, a Chinese citizen with Identification No.: _______________;

Jiang Yong, a Chinese citizen with Identification No.: _______________;

Lin Jianying, a Chinese citizen with Identification No.: _______________;

Wang Jianhua, a Chinese citizen with Identification No.: _______________;

Yang Hua, a Chinese citizen with Identification No.: _______________;

Huang Chaoyang, a Chinese citizen with Identification No.: _______________;

Lin Zongliang, a Chinese citizen with Identification No.: _______________;

Jiangxi Hengda Industrial Investment Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its Uniform Social Credit Code No: _______________;

Cai Guisheng, a Chinese citizen with Identification No.: _______________;

Party B/ Designee: E-Home Household Service Technology Co., Ltd.

Address:

Party C: Pingtan Comprehensive Experimental Area E Home Service Co., Ltd.

Address:

(In this Agreement, each of Party A, Party B and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.)

Whereas:

1.	The Entrusting Party, the shareholders of Party C, collectively own 100% of the equity interest in Party C in record.

2.	The Entrusting Party is willing to unconditionally entrust Party B or Party B’s designee to vote on his or her behalf at the shareholders’ meeting of Party C, and Party B is willing to accept such proxy on behalf of Entrusting Party.

Therefore, the Parties hereby agree as follows:

1.	Proxy of Voting Rights

1.1	Entrusting Party hereby irrevocably covenants that, he/she shall execute the Power of Attorney (“POA”) set forth in Exhibit A upon signing this Agreement and entrust Party B or Party B’s designee (“Designee”) to exercise all his or her rights as the shareholders of Party C under the Articles of Association of Party C, including without limitation to:

(1)	Propose to hold a shareholders’ meeting in accordance with the Articles of Association of Party C and attend shareholders’ meetings of Party C as the agent and attorney of Entrusting Party;

(2)	Exercise all shareholder’s voting rights with respect to all matters to be discussed and voted in the shareholders’ meeting of Party C, including but not limited to designate and appoint the director, the chief executive officer and other senior management members of Party C;

(3)	Exercise other voting rights the shareholders are entitled to under the laws of China promulgated from time to time; and

(4)	Exercise other voting rights the shareholders are entitled to under the Articles of Association of Party C amended from time to time.

Party B hereby agrees to accept such proxy as set forth in Clause 1.1. Upon receipt of the written notice of change of Designee from Party B, the Entrusting Party shall immediately entrust such person to exercise the rights set forth in Clause 1.1. Except the aforesaid situation, the proxy shall be irrevocable and continuously valid.

1.2	The Entrusting Party hereby acknowledges and ratify all the actions associated with the proxy conducted by the Designee.

1.3	The Parties hereby confirm that, Designee is entitled to exercise all proxy rights without the consent of Entrusting Party.

2.	Rights to Information

2.1	For the purpose of this Agreement, the Designee is entitled to request relevant information of Party C and inspect the materials of Party C. Party C shall provide appropriate assistance to the Designee for his/her work.

2.2	The Entrusting Party and Party C shall immediately inform Party B once the proxy matter happens.

3.	Performance of Proxy Rights

3.1	The Entrusting Party shall provide appropriate assistance to the Designee for the performance of proxy rights provided in this Agreement, including signing and executing the shareholders’ resolution and other relevant legal documents (if applicable) which have been confirmed by the Designee.

3.2	In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

4.	Financial Supporting

In consideration of the foregoing grant of voting rights by the Entrusting Party, Party B agrees to arrange for funds to be provided as necessary to Party C in connection with the business (the “Financial Support”). Party B further agrees that should the business fail in the ordinary course of business, and as a result Party C is unable to repay the Financial Support, the Party C shall have no repayment obligation.

5.	Representations and Warranties

5.1	The Entrusting Party hereby represents and warrants to Party B as follows:

5.1.1	The Entrusting Party has full power and legal right to enter into this Agreement and perform his or her obligations under this Agreement and in executing the POA; This Agreement and the POA constitute legal, valid, binding and enforceable obligation of each Entrusting Party.

5.1.2	Each Entrusting Party has necessary authorization for the execution and delivery of this Agreement, and the execution, delivery and performance of this Agreement will not conflict with or violate any and all constitutional documents of Party C.

5.1.3	Each Entrusting Party is the lawfully registered and beneficial owner of the shares of Party C, and none of the shares held by the Entrusting Party is subject to any encumbrance or other restrictions, except as otherwise provided under the Equity Interest Pledge Agreement and Exclusive Option Agreement entered into by and between Party B, Party C and the Entrusting Party. According to this Agreement, the Designee has full power and legal rights to exercise the proxy rights according to the Articles of Association of Party C.

5.2	Party C hereby represents and warrants as follows:

5.2.1	Party C is a company legally registered and validly existing in accordance with the laws of China and has independent legal person status, and has full and independent civil and legal capacity to execute, deliver and perform this Agreement. It can sue and be sued as a separate entity.

5.2.2	Party C has taken all necessary corporate actions, obtained all necessary authorization and the consent and approval from third parties and government agencies (if any) for the execution and performance of this Agreement. Party C’s execution and performance of this Agreement do not violate any explicit requirements under any law or regulation binding on Party C.

5.2.3	Each Entrusting Party is the lawfully registered and beneficial owner of the shares of Party C, and none of the shares held by the Entrusting Party is subject to any encumbrance or other restrictions, except as otherwise provided under the Equity Interest Pledge Agreement and Exclusive Option Agreement entered into by and between Party B, Party C and the Entrusting Party. According to this Agreement, the Designee has full power and legal rights to exercise the proxy rights according to the Articles of Association of Party C.

6.	Term of this Agreement

6.1	This Agreement shall become effective upon the date hereof with a term of twenty (20) years. The Parties agree that, this Agreement can be extended only if Party B gives its written consent of the extension of this Agreement before the expiration of this Agreement and the other Parties shall agree with this extension unconditionally.

6.2	If the Entrusting Party has transferred all his or her equity interests in Party C subject to the prior consent of Party B, the obligations and warranties under this Agreement of the Entrusting Party shall be undertaken by the assignee.

7.	Notices

7.1	All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1	Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of receipt or refusal at the address specified for notices.

7.1.2	Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.2	For the purpose of notices, the addresses of the Parties are as follows:

Party A:

Address:

Attn:

Phone:

Facsimile:

Party B:

Address:

Attn:

Phone:

Facsimile:

Party C:

Address:

Attn:

Phone:

Facsimile:

7.3	Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms hereof.

8.	Confidentiality

The Parties acknowledge that the existence and the terms of this Agreement, and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of other Parties, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

9.	Liability for Breach of Agreement

9.1	The Parties agree and confirm that, if either Party is in breach of any provisions herein or fails to perform its obligations hereunder, such breach or failure shall constitute a default under this Agreement, which shall entitle the non-defaulting Party to request the defaulting Party to rectify or remedy such default with a reasonable period of time. If the defaulting Party fails to rectify or remedy such default within the reasonable period of time or within 10 days of non-defaulting Party’s written notice requesting for such rectification or remedy, then the non-defaulting Party shall be entitled to elect the following remedial actions:

9.1.1	If the defaulting Party is any Entrusting Party or Party C, then Party B has the right to terminate this Agreement and request the defaulting Party to fully compensate its losses and damages;

9.1.2	If the defaulting Party is Party B, then the non-defaulting Party has the right to request the defaulting Party to fully compensate its losses and damages, but in no circumstance shall the non-defaulting Party terminate this Agreement unless the applicable law provides otherwise.

9.2	Notwithstanding otherwise provided under this Agreement, the validity of this Section shall not be affected by the suspension or termination of this Agreement.

10.	Miscellaneous

10.1	This Agreement shall be signed in Chinese in seventy-seven copies. each Party having one copy. Each copy shall have equal legal validity.

10.2	The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of PRC.

10.3	In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to Fuzhou Arbitration Commission for arbitration, in accordance with its arbitration rules. The arbitration shall be conducted in Fuzhou. The arbitration award shall be final and binding on all Parties.

10.4	The rights and remedies provided for in this Agreement shall be accumulative and shall not affect any other rights and remedies stipulated at law.

10.5	Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

10.6	The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

10.7	Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

10.8	Without Party B’s prior written consent, other Parties shall not assign its rights and obligations under this Agreement to any third party. Entrusting Party and Party C agrees that Party B may assign its obligations and rights under this Agreement to any third party upon a prior written notice to Entrusting Party and Party C.

10.9	This Agreement shall be binding on the legal successors of the Parties.

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy and Financial Supporting Agreement as of the date first above written.

Party A:

Wenshan Xie	Weng Chuijie

By:	By:

Fang Rulin	Lin Jie

By:	By:

Tang Huizhen	Wu Yunxiu

By:	By:

Yang Chenan	Zhao Juan

By:	By:

Zhang Zhengdong	Chen Fang

By:	By:

Sun Zhijing	Liu Hong

By:	By:

Huang Juan	Wang Zhijun

By:	By:

Zhang Zhengping	Zhu Rong

By:	By:

Xu Fangliang	Zheng Yingying

By:	By:

Xiao Qi	Lin Xian

By:	By:

Hong Ying	Hong Yan

By:	By:

Qian Changcan	Xie Zhouwei

By:	By:

Wu Wenjie	Lv Yunlan

By:	By:

Xie Yuchao	Qiu Yunbin

By:	By:

Chen Ying	Zheng Xuehui

By:	By:

Xie Xiuli	Lin Wen

By:	By:

Deng Shaoyi	Shi Xiwen

By:	By:

Wang Mindong	XIe Fuqing

By:	By:

Huang Keyun	Xie Caihua

By:	By:

Pan Hongbin	Liao Zhenyu

By:	By:

Fu Zhibin	Li Zhiyong

By:	By:

Tao Rumao	Fan Qinglei

By:	By:

Xie Qinghua	Xie Wensheng

By:	By:

Lin Lujin	Li Jiang

By:	By:

Liu Chunhua	Ge Huizhu

By:	By:

Xie Wenchao	Liu Jiemin

By:	By:

Zheng Chengyi	Wang Qingshuang

By:	By:

Chen Geng	Dong Baoyu

By:	By:

Lin Feiyan	Huang Yiai

By:	By:

Xie Changhua	Lin Xiaomei

By:	By:

Dong Yuxi	Zhang Guobiao

By:	By:

He Jianxi	Jiang Yong

By:	By:

Lin Jianying	Wang Jianhua

By:	By:

Yang Hua	Huang Chaoyang

By:	By:

Chen Nenmei	Cai Guisheng

By:	By:

Jiangxi Hengda Industrial Investment Co., Ltd

By:
Name:
Title:

Shanghai Fenghui Investment & Management Co., Ltd

By:
Name:
Title:

Party B: E-Home Household Service Technology Co., Ltd.

By:
Name:	Wenshan Xie
Title:	Legal Representative

Party C: Pingtan Comprehensive Experimental Area E Home Service Co., Ltd.

By:
Name:	Wenshan Xie
Title:	Legal Representative

Annex 1: Power of Attorney

I, _____________, a Chinese citizen with Chinese Identification Card No.: __________/ Our company, a limited liability company organized and existing under the laws of the PRC, with its Uniform Social Credit Code _____________, and a holder of ____% of the entire registered capital in Pingtan Comprehensive Experimental Area E Home Service Co., Ltd. (the “Domestic Company”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize E-Home Household Service Technology Co., Ltd. (“WFOE”) to exercise the following rights relating to all equity interests held by me/our company now and in the future in the Domestic Company (“My Shareholding”) during the term of this Power of Attorney:

The WFOE is hereby authorized to act on behalf of myself/our company as my/our company’s exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: (1) attending shareholders’ meetings of the Domestic Company; (2) exercising all the shareholder’s rights and shareholder’s voting rights I am/our company is entitled to under the laws of China and the Domestic Company’s Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and (3) designate and appoint on behalf of myself/our company the legal representative, the directors, supervisors, the chief executive officer and other senior management members of the Domestic Company.

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of myself/our company, execute all the documents I/our company shall sign as stipulated in the Exclusive Option Agreement entered into by and among me/our company, the WFOE and the Domestic Company on February 22, 2019 and the Equity Interest Pledge Agreement entered into by and among me/our company, the WFOE and Domestic Company on February 22, 2019 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my /our company’s own actions, and all the documents related to My/Our Shareholding executed by the WFOE shall be deemed to be executed by me/our company. I/our company hereby acknowledge and ratify those actions and/or documents by the WFOE.

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me/our company or obtaining my/our company’s consent. If required by PRC laws, the WFOE shall designate a PRC citizen to exercise the aforementioned rights.

During the period that I am/our company is a shareholder of the Domestic Company, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

During the term of this Power of Attorney, I/our company hereby waive all the rights associated with My/our company’s Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in Chinese.

This Power of Attorney is signed on ______________.

By:

Accepted by:

E-Home Household Service Technology Co., Ltd.

By:
Name:	Wenshan Xie
Title:	Legal Representative

Acknowledged by:

Pingtan Comprehensive Experimental Area E Home Service Co., Ltd.

By:
Name:	Wenshan Xie
Title:	Legal Representative